UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21108

Pioneer Series Trust X

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2022

Date of reporting period: September 1, 2021 through February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Corporate High Yield Fund

Semiannual Report | February 28, 2022

A: RCRAX	C: RCRCX	Y: RCRYX

visit us: www.amundi.com/us

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

April 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 3

Portfolio Management Discussion | 2/28/22

In the following interview, portfolio managers Matthew Shulkin, Andrew Feltus, and Ken Monaghan, discuss the factors that influenced the performance of the Fund during the six-month period ended February 28, 2022. Mr. Shulkin, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended February 28, 2022?
A	Pioneer Corporate High Yield Fund’s Class A shares returned -2.28% at net asset value during the six-month period ended February 28, 2022, while the Fund’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA Index), returned -2.96%. During the same period, the average return of the 694 mutual funds in Morningstar’s High Yield Bond Funds category was -2.72%.
Q	Could you please describe the market environment for high-yield corporate bonds during the six-month period ended February 28, 2022?
A	As the period began in September 2021, investors were becoming increasingly concerned about high inflation rates and the looming withdrawal of the extraordinarily accommodative monetary policies of central banks around the globe. Persistent inflation resulted in a reversal in signaling regarding monetary policy by the US Federal Reserve (Fed) in the fourth quarter of 2021. During the quarter, the US central bank indicated that it would double the previously announced pace for reducing its monthly purchases of Treasuries and mortgage-backed securities (“tapering”). The Fed also signaled three potential increases in its benchmark overnight federal funds rate target range in 2022, and another two in 2023.

Inflation continued to run at levels not seen in decades into the winter months, and investors’ apprehension regarding the actions of various central banks increased accordingly. As estimates of future short-term yields increased, yield curves flattened, and yields on longer-term bonds rose.

4 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

As the six-month period drew to a close, Russia’s military action against Ukraine led to a spike in market volatility as well as risk aversion among investors. As a result, credit spreads widened and yields increased as investors reduced exposure to riskier assets, including high-yield bonds, despite the improving financial performance of many issuers of those bonds. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q	Can you review your principal strategies in managing the Fund during the six-month period ended February 28, 2022, and the degree to which the portfolio’s positioning affected benchmark-relative returns?
A	We have based our investment process for the Fund on security and sector selection. We believe that diligent, detailed, fundamental research could uncover mispriced securities, and that actively managing the portfolio to capture those opportunities may produce competitive returns over the longer term.

During the six-month period, we shifted our strategy from seeking to have the Fund take advantage of economic reopening opportunities (when credit spreads were wide) to attempting to reduce market risk (given the now tighter spreads), while remaining cautious regarding the portfolio’s interest-rate exposure.

Security selection is our primary method in seeking to generate solid Fund performance. During the six-month period, selection results were beneficial within the energy, consumer goods, and health care industries, and contributed positively to the Fund’s relative returns. Meanwhile, selection results within media, telecommunications, and technology detracted from the Fund’s benchmark-relative performance.

In terms of individual holdings, the Fund’s overweight position in Canadian exploration & production company Baytex Energy aided benchmark-relative results, as rising crude oil prices provided a tailwind to energy companies over the six-month period. An overweight position in power plant operator Talen Energy also proved additive. Another positive contributor to benchmark-relative performance included the Fund’s exposure to aircraft leasing company Aviation Capital. On the downside, individual detractors from the Fund’s relative performance included exposures to materials engineering company Schweitzer-Mauduit International, building materials supplier Cornerstone, and technology provider LogMeIn.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 5

Q	Can you discuss the factors that affected the Fund’s income-generation (or distributions* to shareholders), either positively or negatively, during the six-month period ended February 28, 2022?
A	The Fund’s monthly distributions to shareholders slightly increased over the six-month period, due to the rise in interest rates and widening of credit spreads.
Q	Did the Fund have any exposure to derivatives during the six-month period ended February 28, 2022? If so, did the derivatives have a material effect on the Fund’s performance?
A	During the six-month period, the Fund had light exposure to index-based credit-default-swap contracts, which had a positive effect on benchmark-relative performance. (The credit-default-swap index is a benchmark index that tracks a basket of US and emerging markets, single-issuer credit-default swaps. Credit-default swaps are a form of derivative investment that may offer the buyer some protection in the case of a borrower's default.)

We have the ability to utilize derivatives, such as credit-default swaps and similar instruments, from time to time in order to maintain the desired level of portfolio exposure to the high-yield market, and as part of our efforts to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions.

Q	What is your assessment of the current climate for high-yield investing?
A	We believe the environment for high-yield investing has become increasingly favorable. As an asset class, high-yield corporates have typically featured lower durations and corresponding interest-rate sensitivity compared with other fixed-income categories. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

In addition, the US economy has continued to grow, credit spreads have widened, and the average price of bonds in the high-yield universe has fallen. Hostilities between Ukraine and Russia have joined changing Fed monetary policies and the lingering, if diminished, COVID-19 situation

* Distributions are not guaranteed.

6 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

as catalysts for market volatility, and we think high energy prices stemming from the conflict could push already elevated inflation levels further upward, which may slow economic activity.

While a brief surge in COVID-19 infections may have led to uneven economic data during the opening months of 2022, we continue to expect healthy US gross domestic product (GDP) growth for the full calendar year. Our base forecast of annual growth approaching 4% is slower than the growth rates we saw in 2021, but higher than the long-term potential GDP growth rate of 1.8%. We have been expecting COVID-19 to shift from pandemic to endemic status, thus allowing the economic reopening to accelerate, particularly as the recent Omicron variant has appeared to produce milder symptoms compared to other strains of the virus. However, we believe higher energy and commodity prices, due in part to the situation in Ukraine, could reduce consumers’ ability to spend money on discretionary goods and services, and potentially weigh on US GDP growth.

We are mindful that the Fed may go too far in increasing interest rates to combat inflation. The market currently expects the Fed to increase its federal funds rate target at each of its meetings during 2022 (resulting in seven 0.25% increases in the target range), with more hikes to follow in 2023. Additionally, the tapering of the Fed’s monthly bond purchases is slated to end this March. In our view, the Fed now appears to be “behind the curve” in managing inflation, increasing the possibility that as it attempts to play “catch-up,” rate increases could slow economic growth more than desired. However, our base case remains that the economic expansion could continue.

With credit spreads having widened and the weighted average dollar price of the high-yield universe having fallen of late, we believe we have been able to identify some attractive investment opportunities for the Fund. Overall, high-yield issuers have decreased their levels of leverage since 2020, while margins and profitability have increased. In fact, strategists have been forecasting very low default rates in the high-yield market for 2022 and 2023. At this point, while we are, on balance, inclined to increase the portfolio’s risk profile, we have remained cognizant of the need to navigate the uncertainties generated by the hostilities in Ukraine, the continued presence of COVID-19 and the related government and other bureaucratic actions aimed at dealing with it, and the Fed’s policy trajectory.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 7

Please refer to the Schedule of Investments on pages 17–30 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

8 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 9

Portfolio Summary | 2/28/22

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*
1.	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1.65%
2.	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	1.50
3.	Altice France Holding SA, 6.00%, 2/15/28 (144A)	1.33
4.	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	1.28
5.	FAGE International SA/FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	1.26
6.	Garda World Security Corp., 4.625%, 2/15/27 (144A)	1.19
7.	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	1.18
8.	LogMeIn, Inc., 5.50%, 9/1/27 (144A)	1.16
9.	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	1.12
10.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.12

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Prices and Distributions | 2/28/22

Net Asset Value per Share

Class	2/28/22	8/31/21
A	$8.83	$9.22
C	$8.78	$9.17
Y	$8.88	$9.27

Distributions per Share: 9/1/21–2/28/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1830	$ —	$ —
C	$0.1477	$ —	$ —
Y	$0.1976	$ —	$ —

Index Definition

The ICE BofA US High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 11

Performance Update | 2/28/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA US High Yield Index.

Average Annual Total Returns
(As of February 28, 2022)
	Net	Public	ICE
	Asset	Offering	BofA US
	Value	Price	High Yield
Period	(NAV)	(POP)	Index
Life of Class
(1/3/17)	4.80%	3.87%	5.10%
5 years	4.60	3.64	4.71
1 year	1.06	-3.49	0.81

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
1.40%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA US High Yield Index.

Average Annual Total Returns
(As of February 28, 2022)
			ICE
			BofA US
	If	If	High Yield
Period	Held	Redeemed	Index
Life of Class
(1/3/17)	4.17%	4.17%	5.10%
5 years	3.97	3.97	4.71
1 year	0.30	-0.66	0.81

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
2.14%	1.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 13

Performance Update | 2/28/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA US High Yield Index.

Average Annual Total Returns
(As of February 28, 2022)
	Net	ICE
	Asset	BofA US
	Value	High Yield
Period	(NAV)	Index
Life of Class
(1/3/17)	5.09%	5.10%
5 years	4.88	4.71
1 year	1.38	0.81

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
1.12%	0.60%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on actual returns from September 1, 2021 through February 28, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account Value	$977.20	$973.30	$978.90
(after expenses) 2/28/22
Expenses Paid	$4.41	$8.07	$2.94
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, and 0.60% for Class A, Class C, and Class Y, shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from September 1, 2021 through February 28, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account Value	$1,020.33	$1,016.61	$1,021.82
(after expenses) 2/28/22
Expenses Paid	$4.51	$8.25	$3.01
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, and 0.60% for Class A, Class C, and Class Y, shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Schedule of Investments | 2/28/22

(unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 98.7%
	CORPORATE BONDS — 93.7%
	of Net Assets
	Advertising — 2.8%
275,000	Clear Channel Outdoor Holdings, Inc.,
	7.50%, 6/1/29 (144A)	$ 285,183
170,000	Clear Channel Outdoor Holdings, Inc.,
	7.75%, 4/15/28 (144A)	176,375
429,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	420,420
100,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	4.25%, 1/15/29 (144A)	95,382
380,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	6.25%, 6/15/25 (144A)	393,300
301,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	290,465
	Total Advertising	$ 1,661,125
	Aerospace & Defense — 0.9%
180,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 179,775
370,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	372,137
	Total Aerospace & Defense	$ 551,912
	Airlines — 0.3%
70,000	American Airlines Group, Inc. Pass-Through
	Trust Series 2021-1, 3.95%, 7/11/30	$ 66,808
125,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.50%, 4/20/26 (144A)	127,943
	Total Airlines	$ 194,751
	Auto Manufacturers — 2.7%
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	$ 192,323
612,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	606,186
540,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	543,915
256,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	265,728
	Total Auto Manufacturers	$ 1,608,152
	Auto Parts & Equipment — 0.8%
475,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 475,157
	Total Auto Parts & Equipment	$ 475,157
	Banks — 0.7%
125,000	Freedom Mortgage Corp., 6.625%, 1/15/27
	(144A)	$ 115,313
317,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	316,207
	Total Banks	$ 431,520

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 17

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Biotechnology — 0.5%
335,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	$ 315,738
	Total Biotechnology	$ 315,738
	Building Materials — 2.9%
425,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 406,937
450,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	430,875
613,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	615,231
30,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%,
	2/1/30 (144A)	28,604
145,000	Patrick Industries, Inc., 7.50%, 10/15/27 (144A)	150,933
140,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	132,549
	Total Building Materials	$ 1,765,129
	Chemicals — 2.9%
137,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	$ 144,261
150,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.,
	4.25%, 12/15/25 (144A)	153,937
230,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	217,639
313,000	Olin Corp., 5.00%, 2/1/30	315,347
200,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
	11/1/26 (144A)	199,682
370,000	Trinseo Materials Operating SCA/Trinseo Materials
	Finance, Inc., 5.125%, 4/1/29 (144A)	350,575
408,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	384,577
	Total Chemicals	$ 1,766,018
	Commercial Services — 5.4%
20,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 20,486
275,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	287,375
209,000	APX Group, Inc., 5.75%, 7/15/29 (144A)	187,300
478,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	490,849
80,000	Brink’s Co., 5.50%, 7/15/25 (144A)	81,800
692,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	670,375
105,000	HealthEquity, Inc., 4.50%, 10/1/29 (144A)	99,944
190,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	182,637
115,000	Nielsen Finance LLC/Nielsen Finance Co., 4.50%,
	7/15/29 (144A)	103,315
95,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%,
	7/15/31 (144A)	84,728
295,000	PECF USS Intermediate Holding III Corp., 8.00%,
	11/15/29 (144A)	286,887

The accompanying notes are an integral part of these financial statements.

18 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Commercial Services — (continued)
35,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 5.25%, 4/15/24 (144A)	$ 35,700
420,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	405,300
300,000	Sotheby’s, 7.375%, 10/15/27 (144A)	312,393
	Total Commercial Services	$ 3,249,089
	Computers — 2.5%
469,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	$ 488,356
329,000	KBR, Inc., 4.75%, 9/30/28 (144A)	325,710
540,000	NCR Corp., 5.00%, 10/1/28 (144A)	532,564
150,000	NCR Corp., 5.25%, 10/1/30 (144A)	145,128
	Total Computers	$ 1,491,758
	Diversified Financial Services — 4.4%
65,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 64,838
250,000	Alliance Data Systems Corp., 7.00%, 1/15/26 (144A)	256,562
436,886(a)	Avation Capital SA, 8.25% (9.00% PIK 8.25% Cash),
	10/31/26 (144A)	380,091
429,165(a)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK 6.50%
	Cash), 9/15/24 (144A)	407,707
240,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (144A)	243,600
242,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	240,185
245,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	224,175
305,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	291,441
560,000	VistaJet Malta Finance PLC/XO Management Holding,
	Inc., 6.375%, 2/1/30 (144A)	532,862
	Total Diversified Financial Services	$ 2,641,461
	Electric — 3.8%
275,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 255,063
70,000	Calpine Corp., 5.125%, 3/15/28 (144A)	67,412
215,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	200,024
85,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	79,479
105,000	Leeward Renewable Energy Operations LLC,
	4.25%, 7/1/29 (144A)	101,325
135,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	125,375
195,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	179,285
290,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	268,975
95,979	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	101,018
55,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	53,297
830,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	850,401
	Total Electric	$ 2,281,654

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 19

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Electrical Components & Equipments — 1.2%
389,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 369,550
310,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	324,875
	Total Electrical Components & Equipments	$ 694,425
	Electronics — 0.4%
180,000	II-VI, Inc., 5.00%, 12/15/29 (144A)	$ 179,550
80,000	TTM Technologies, Inc., 4.00%, 3/1/29 (144A)	73,800
	Total Electronics	$ 253,350
	Energy-Alternate Sources — 0.5%
300,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	$ 324,000
	Total Energy-Alternate Sources	$ 324,000
	Engineering & Construction — 2.1%
140,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 132,650
607,551	Artera Services LLC, 9.033%, 12/4/25 (144A)	609,191
164,000	Dycom Industries, Inc., 4.50%, 4/15/29 (144A)	157,440
225,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	220,815
160,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	152,144
	Total Engineering & Construction	$ 1,272,240
	Entertainment — 2.8%
110,000	Caesars Entertainment, Inc., 4.625%, 10/15/29 (144A)	$ 104,653
430,000	Mohegan Gaming & Entertainment, 8.00%, 2/1/26 (144A)	434,300
110,000	Scientific Games Holdings LP/Scientific Games US FinCo,
	Inc., 6.625%, 3/1/30 (144A)	109,043
696,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	724,710
350,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
	8/15/29 (144A)	340,463
	Total Entertainment	$ 1,713,169
	Environmental Control — 1.0%
130,000	GFL Environmental, Inc., 4.00%, 8/1/28 (144A)	$ 120,250
270,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	250,808
201,000	Tervita Corp., 11.00%, 12/1/25 (144A)	229,140
	Total Environmental Control	$ 600,198
	Food — 2.4%
701,000	FAGE International SA/FAGE USA Dairy Industry,
	Inc., 5.625%, 8/15/26 (144A)	$ 709,762
280,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	270,900
403,000	Simmons Foods Inc/Simmons Prepared Foods Inc/
	Simmons Pet Food, Inc./Simmons Feed, 4.625%,
	3/1/29 (144A)	373,315
95,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	91,438
	Total Food	$ 1,445,415

The accompanying notes are an integral part of these financial statements.

20 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Forest Products & Paper — 2.5%
344,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 323,360
334,000	Mercer International, Inc., 5.125%, 2/1/29	326,613
650,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	611,942
259,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	259,571
	Total Forest Products & Paper	$ 1,521,486
	Healthcare-Products — 0.4%
255,000	Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29 (144A)	$ 240,656
	Total Healthcare-Products	$ 240,656
	Healthcare-Services — 3.5%
229,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 211,825
100,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29 (144A)	94,140
318,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	325,231
54,000	RegionalCare Hospital Partners Holdings Inc / LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	56,640
70,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	69,650
423,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	445,631
340,000	Tenet Healthcare Corp., 4.375%, 1/15/30 (144A)	328,178
260,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	255,450
353,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	351,235
	Total Healthcare-Services	$ 2,137,980
	Home Builders — 0.6%
157,000	KB Home, 4.00%, 6/15/31	$ 150,022
205,000	M/I Homes, Inc., 3.95%, 2/15/30	186,478
	Total Home Builders	$ 336,500
	Household Products/Wares — 0.2%
105,000	Central Garden & Pet Co., 4.125%, 4/30/31 (144A)	$ 98,175
	Total Household Products/Wares	$ 98,175
	Internet — 0.7%
390,000	Twitter, Inc., 5.00%, 3/1/30 (144A)	$ 391,443
	Total Internet	$ 391,443
	Iron & Steel — 1.4%
366,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 386,024
6,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	6,660
125,000	Commercial Metals Co., 4.375%, 3/15/32	119,062
360,000	TMS International Corp., 6.25%, 4/15/29 (144A)	346,162
	Total Iron & Steel	$ 857,908

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 21

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Leisure Time — 2.4%
	50,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 51,399
EUR	100,000	Carnival Corp., 7.625%, 3/1/26 (144A)	116,775
	115,000	Carnival Corp., 10.50%, 2/1/26 (144A)	129,087
	290,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	280,575
	55,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	56,639
	75,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	72,375
	85,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	83,308
	360,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	375,750
	28,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	30,953
	290,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	272,181
		Total Leisure Time	$ 1,469,042
		Lodging — 0.3%
	210,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton
		Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 205,800
		Total Lodging	$ 205,800
		Media — 3.3%
	355,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.50%, 6/1/33 (144A)	$ 332,812
	121,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.75%, 3/1/30 (144A)	118,580
	160,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.75%, 2/1/32 (144A)	155,280
	800,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	666,702
	362,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	324,895
	145,000	News Corp., 3.875%, 5/15/29 (144A)	138,838
	50,000	News Corp., 5.125%, 2/15/32 (144A)	51,125
	225,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	214,875
		Total Media	$ 2,003,107
		Mining — 2.4%
	191,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 168,500
	421,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	427,203
	265,000	First Quantum Minerals, Ltd., 7.50%, 4/1/25 (144A)	270,875
	177,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	180,983
	339,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	309,365
	100,000	Novelis Corp., 3.875%, 8/15/31 (144A)	92,125
		Total Mining	$ 1,449,051

The accompanying notes are an integral part of these financial statements.

22 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Oil & Gas — 10.2%
302,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 319,646
592,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	634,574
151,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	162,325
535,000	Energean Plc, 6.50%, 4/30/27 (144A)	505,307
365,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	359,525
262,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	260,690
200,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	194,000
425,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	429,637
50,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	51,625
182,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	173,810
300,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	302,925
475,000	Occidental Petroleum Corp., 4.40%, 4/15/46	451,240
420,000	Parkland Corp., 4.625%, 5/1/30 (144A)	396,900
66,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	66,248
180,000	Range Resources Corp., 4.75%, 2/15/30 (144A)	176,175
210,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	214,987
140,000	Southwestern Energy Co., 4.75%, 2/1/32	139,219
324,000	Southwestern Energy Co., 5.375%, 3/15/30	334,187
350,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	338,625
360,000	Tap Rock Resources LLC, 7.00%, 10/1/26 (144A)	362,196
19,163	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	18,492
260,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	254,150
	Total Oil & Gas	$ 6,146,483
	Oil & Gas Services — 0.1%
70,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	$ 70,274
	Total Oil & Gas Services	$ 70,274
	Packaging & Containers — 0.8%
125,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$ 140,937
189,000	OI European Group BV, 4.75%, 2/15/30 (144A)	180,966
164,000	TriMas Corp., 4.125%, 4/15/29 (144A)	154,342
	Total Packaging & Containers	$ 476,245
	Pharmaceuticals — 2.8%
155,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 142,988
200,000	Jazz Securities DAC, 4.375%, 1/15/29 (144A)	198,080
270,000	P&L Development LLC/PLD Finance Corp., 7.75%,
	11/15/25 (144A)	257,850

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 23

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pharmaceuticals — (continued)
380,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	$ 380,000
467,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.80%, 7/21/23	457,473
260,000	Teva Pharmaceutical Finance Netherlands III BV,
	5.125%, 5/9/29	249,157
	Total Pharmaceuticals	$ 1,685,548
	Pipelines — 3.8%
452,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%,
	6/15/31 (144A)	$ 449,740
20,000	DCP Midstream Operating LP, 5.375%, 7/15/25	21,182
330,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
	7.125%, 6/1/28 (144A)	322,575
405,000(b)(c)	Energy Transfer LP Series G, 7.125% (5 Year CMT Index +
	531 bps)	396,900
6,000	EnLink Midstream LLC, 5.375%, 6/1/29	5,970
357,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	304,342
185,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%,
	1/15/27	187,008
235,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	225,600
369,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	372,432
	Total Pipelines	$ 2,285,749
	Real Estate — 0.9%
270,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 258,188
325,000	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25%,
	4/15/30 (144A)	309,725
	Total Real Estate	$ 567,913
	REITs — 2.6%
310,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	$ 293,725
50,000	iStar, Inc., 4.25%, 8/1/25	49,575
452,000	iStar, Inc., 4.75%, 10/1/24	454,825
66,000	Starwood Property Trust, Inc., 3.75%, 12/31/24 (144A)	64,515
610,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	634,852
95,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
	6.50%, 2/15/29 (144A)	88,043
	Total REITs	$ 1,585,535

The accompanying notes are an integral part of these financial statements.

24 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Retail — 3.8%
80,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 78,800
190,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	205,682
220,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	205,150
90,000	Gap, Inc., 3.625%, 10/1/29 (144A)	81,337
50,000	Gap, Inc., 3.875%, 10/1/31 (144A)	44,539
160,000	Group 1 Automotive, Inc., 4.00%, 8/15/28 (144A)	154,200
180,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	172,321
435,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	414,477
130,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	132,925
235,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	219,725
314,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	314,187
50,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	47,773
206,000	Staples, Inc., 7.50%, 4/15/26 (144A)	203,828
	Total Retail	$ 2,274,944
	Software — 1.2%
440,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30 (144A)	$ 423,597
340,000	Rackspace Technology Global, Inc., 5.375%,
	12/1/28 (144A)	305,150
	Total Software	$ 728,747
	Telecommunications — 5.1%
850,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 750,125
185,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	172,513
359,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	357,205
687,000	LogMeIn, Inc., 5.50%, 9/1/27 (144A)	653,282
445,000	Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	371,575
275,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	243,991
500,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	504,700
	Total Telecommunications	$ 3,053,391
	Transportation — 3.2%
450,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 427,975
219,000	Danaos Corp., 8.50%, 3/1/28 (144A)	235,425
300,000	Seaspan Corp., 6.50%, 4/29/26 (144A)	310,500
858,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	932,002
	Total Transportation	$ 1,905,902

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 25

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Trucking & Leasing — 0.5%
275,000	Fortress Transportation and Infrastructure
	Investors LLC, 9.75%, 8/1/27 (144A)	$ 301,813
	Total Trucking & Leasing	$ 301,813
TOTAL CORPORATE BONDS
	(Cost $57,257,753)	$56,529,953

Face
Amount
USD ($)
	INSURANCE-LINKED SECURITIES — 0.0%† of
	Net Assets#
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
250,000(d)+	Cypress Re 2017, 1/31/23	$ 25
250,000(d)(e)+	Resilience Re, 5/1/22	—
		$ 25
	Total Collateralized Reinsurance	$ 25
	Reinsurance Sidecars — 0.0%†
	Multiperil – U.S. — 0.0%†
1,500,000(f)+	Harambee Re 2018, 12/31/22	$ 1,200
	Multiperil – Worldwide — 0.0%†
41,791(d)+	Berwick Re 2018-1, 12/31/22	$ 3,230
29,857(d)+	Berwick Re 2019-1, 12/31/22	3,568
25,000(d)(e)+	Eden Re II, 3/22/22 (144A)	7,478
1,500,000(d)+	Versutus Re 2018, 12/31/22	1,800
250,000(f)+	Viribus Re 2018, 12/31/22	—
106,153(f)+	Viribus Re 2019, 12/31/22	2,781
		$ 18,857
	Total Reinsurance Sidecars	$ 20,057
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $63,699)	$ 20,082

The accompanying notes are an integral part of these financial statements.

26 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Shares		Value
SHORT TERM INVESTMENTS — 5.0% of Net Assets
Open-End Fund — 5.0%
2,975,343	Dreyfus Government Cash Management,
	Institutional Shares, 0.03%(g)	$ 2,975,343
$ 2,975,343
TOTAL SHORT TERM INVESTMENTS
	(Cost $2,975,343)	$ 2,975,343
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.7%
	(Cost $60,296,795)	$59,525,378
	OTHER ASSETS AND LIABILITIES — 1.3%	$ 811,930
	NET ASSETS — 100.0%	$60,337,308

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2022, the value of these securities amounted to $50,510,200, or 83.7% of net assets.
(a)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2022.
(d)	Issued as participation notes.
(e)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(f)	Issued as preference shares.
(g)	Rate periodically changes. Rate disclosed is the 7-day yield at February 28, 2022.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 27

Schedule of Investments | 2/28/22

(unaudited) (continued)

	Acquisition
Restricted Securities	date	Cost	Value
Berwick Re 2018-1	1/29/2018	$ 6,105	$ 3,230
Berwick Re 2019-1	12/31/2018	3,568	3,568
Cypress Re 2017	1/24/2017	840	25
Eden Re II	12/15/2017	1,494	7,478
Harambee Re 2018	12/19/2017	31,843	1,200
Resilience Re	2/8/2017	124	—
Versutus Re 2018	12/20/2017	—	1,800
Viribus Re 2018	12/22/2017	19,725	—
Viribus Re 2019	3/25/2019	—	2,781
Total Restricted Securities			$20,082
% of Net assets			0%†

† Amount rounds to less than 0.1%.

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	Received	Appreciation	Value
3,540,000	Markit CDX North	Pay	5.00%	12/20/26	$(288,225)	$53,682	$(234,543)
	America High Yield
	Index Series 37
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS – BUY PROTECTION					$(288,225)	$53,682	$(234,543)
TOTAL SWAP CONTRACTS					$(288,225)	$53,682	$(234,543)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

EUR — Euro

Purchases and sales of securities (excluding short term investments) for the six months ended February 28, 2022, aggregated $13,476,722 and $20,512,586, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2022, the Fund did not engage in sales pursuant to these procedures.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

At February 28, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $59,753,315 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 1,192,897
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(1,655,377)
Net unrealized depreciation	$ (462,480)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of February 28, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$56,529,953	$ —	$56,529,953
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	25	25
Reinsurance Sidecars
Multiperil – U.S.	—	—	1,200	1,200
Multiperil – Worldwide	—	—	18,857	18,857
Open-End Fund	2,975,343	—	—	2,975,343
Total Investments in Securities	$2,975,343	$56,529,953	$20,082	$59,525,378
Other Financial Instruments
Swap contracts, at value	$ —	$ (234,543)	$ —	$ (234,543)
Total Other Financial Instruments	$ —	$ (234,543)	$ —	$ (234,543)

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 29

Schedule of Investments | 2/28/22

(unaudited) (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 8/31/21	$ 31,806	$ 113,722	$ 145,528
Realized gain (loss)	10,544	(148,443)	(137,899)
Changed in unrealized appreciation (depreciation)	(6,696)	102,736	96,040
Accrued discounts/premiums	—	(43,766)	(43,766)
Purchases	—	—	—
Sales (35,654)	(4,167)	(39,821)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 2/28/22	$ —	$ 20,082	$ 20,082

*	Transfers are calculated on the beginning of period value. During the six months ended February 28, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at February 28, 2022: $20,857

The accompanying notes are an integral part of these financial statements.

30 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Statement of Assets and Liabilities | 2/28/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $60,296,795)	$ 59,525,378
Cash	15,366
Swaps collateral	411,192
Variation margin for centrally cleared swap contracts	8,614
Receivables —
Fund shares sold	38,475
Interest	844,492
Other assets	19,127
Total assets	$ 60,862,644
LIABILITIES:
Overdraft due to custodian	$ 148
Payables —
Fund shares repurchased	167,979
Distributions	9,031
Trustees’ fees	1,404
Professional fees	39,090
Transfer agent fees	9,535
Due to Adviser	28,365
Swap contracts, at value (net premiums received $288,225)	234,543
Due to affiliates	11,143
Accrued expenses	24,098
Total liabilities	$ 525,336
NET ASSETS:
Paid-in capital	$124,501,274
Distributable earnings (loss)	(64,163,966)
Net assets	$ 60,337,308
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $21,079,715/2,386,340 shares)	$ 8.83
Class C (based on $5,231,038/595,750 shares)	$ 8.78
Class Y (based on $34,026,555/3,832,391 shares)	$ 8.88
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.83 net asset value per share/100%-4.50% maximum
sales charge)	$ 9.25

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 31

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 2/28/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 1,844,577
Dividends from unaffiliated issuers	40,388
Total Investment Income		$ 1,884,965
EXPENSES:
Management fees	$ 163,504
Administrative expenses	22,118
Transfer agent fees
Class A	7,391
Class C	2,339
Class Y	25,051
Distribution fees
Class A	27,710
Class C	30,620
Shareowner communications expense	3,959
Custodian fees	3,872
Registration fees	19,951
Professional fees	39,169
Printing expense	37,380
Pricing fees	4,536
Trustees’ fees	4,263
Miscellaneous	3,959
Total expenses		$ 395,822
Less fees waived and expenses reimbursed
by the Adviser		(133,335)
Net expenses		$ 262,487
Net investment income		$ 1,622,478
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (25,055)
Swap contracts	(697,130)
Other assets and liabilities denominated in foreign
currencies	(20,731)	$ (742,916)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(2,956,489)
Swap contracts	697,821
Other assets and liabilities denominated in foreign
currencies	8,433	$(2,250,235)
Net realized and unrealized gain (loss) on investments		$(2,993,151)
Net decrease in net assets resulting from operations		$(1,370,673)

The accompanying notes are an integral part of these financial statements.

32 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/22	Ended
	(unaudited)	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 1,622,478	$ 4,124,528
Net realized gain (loss) on investments	(742,916)	3,504,636
Change in net unrealized appreciation (depreciation)
on investments	(2,250,235)	2,480,774
Net increase (decrease) in net assets resulting
from operations	$ (1,370,673)	$ 10,109,938
DISTRIBUTIONS TO SHAREOWNERS:
Class A* ($0.18 and $0.30 per share, respectively)	$ (448,974)	$ (611,286)
Class C* ($0.15 and $0.24 per share, respectively)	(100,294)	(225,965)
Class Y* ($0.20 and $0.33 per share, respectively)	(806,675)	(1,827,295)
Tax return of capital
Class A* ($0.00 and $0.16 per share, respectively)	—	(406,019)
Class C* ($0.00 and $0.15 per share, respectively)	—	(139,490)
Class Y* ($0.00 and $0.16 per share, respectively)	—	(831,070)
Total distributions to shareowners	$ (1,355,943)	$ (4,041,125)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 3,355,416	$ 8,774,554
Shares issued in Reorganization	—	97,124,435
Reinvestment of distributions	1,298,077	3,894,010
Cost of shares repurchased	(12,009,756)	(68,280,716)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ (7,356,263)	$ 41,512,283
Net increase (decrease) in net assets	$(10,082,879)	$ 47,581,096
NET ASSETS:
Beginning of period	$ 70,420,187	$ 22,839,091
End of period	$ 60,337,308	$ 70,420,187

*	The Fund (formerly known as Pioneer Dynamic Credit Fund) acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). Historical share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratios used for the Reorganization.

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 33

Statements of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/22	2/28/22	Ended	Ended
	Shares	Amount	8/31/21	8/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A*
Shares sold	190,257	$ 1,737,077	691,100	$ 5,289,354
Shares issued in
Reorganization	—	—	2,188,422	18,835,176
Reinvestment of
distributions	46,150	417,975	106,818	966,019
Less shares
repurchased	(383,889)	(3,499,430)	(1,373,358)	(12,073,904)
Net increase
(decrease)	(147,482)	$ (1,344,378)	1,612,982	$ 13,016,645
Class C*
Shares sold	11,962	$ 108,713	47,342	$ 318,092
Shares issued in
Reorganization	—	—	1,291,533	11,054,272
Reinvestment of
distributions	10,112	91,115	40,151	360,454
Less shares
repurchased	(183,395)	(1,657,225)	(708,098)	(6,359,248)
Net increase
(decrease)	(161,321)	$(1,457,397)	670,928	$ 5,373,570
Class Y*
Shares sold	165,264	$ 1,509,626	502,347	$ 3,167,108
Shares issued in
Reorganization	—	—	7,770,271	67,234,987
Reinvestment of
distributions	86,618	788,987	282,989	2,567,537
Less shares
repurchased	(746,872)	(6,853,101)	(5,544,638)	(49,847,564)
Net increase
(decrease)	(494,990)	$(4,554,488)	3,010,969	$ 23,122,068

*	The Fund (formerly known as Pioneer Dynamic Credit Fund) acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). Historical share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratios used for the Reorganization.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	1/3/17(^) to
	(unaudited)	8/31/21*	8/31/20*	8/31/19*	8/31/18*	8/31/17*
Class A
Net asset value, beginning of period	$ 9.22	$ 8.78	$ 9.06	$ 8.90	$ 9.13	$ 8.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.46	$ 0.46	$ 0.45	$ 0.42	$ 0.26
Net realized and unrealized gain (loss) on investments	(0.43)	0.44	(0.27)	0.16	(0.20)	0.19
Net increase (decrease) from investment operations	$ (0.21)	$ 0.90	$ 0.19	$ 0.61	$ 0.22	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.30)	$ (0.47)	$ (0.45)	$ (0.41)	$ (0.25)
Net realized gain	—	—	—	—	(0.04)	—
Tax return of capital	—	(0.16)	—	—	—	—
Total distributions	$ (0.18)	$ (0.46)	$ (0.47)	$ (0.45)	$ (0.45)	$ (0.25)
Net increase (decrease) in net asset value	$ (0.39)	$ 0.44	$ (0.28)	$ 0.16	$ (0.23)	$ 0.20
Net asset value, end of period	$ 8.83	$ 9.22	$ 8.78	$ 9.06	$ 8.90	$ 9.13
Total return (b)	(2.28)%(c)	10.45%	2.25%	7.13%	2.60%	5.00%(c)
Ratio of net expenses to average net assets	0.90%(d)	0.90%	0.93%	1.00%	1.01%	1.02%(d)
Ratio of net investment income (loss) to average net assets	4.87%(d)	5.05%	5.27%	5.10%	4.68%	4.40%(d)
Portfolio turnover rate	22%(c)	83%	92%	60%	114%	113%(c)
Net assets, end of period (in thousands)	$21,080	$23,369	$9,052	$ 8,374	$8,009	$8,076
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.24%(d)	1.40%	2.03%	2.12%	1.91%	3.89%(d)
Net investment income (loss) to average net assets	4.53%(d)	4.55%	4.17%	3.98%	3.78%	1.53%(d)

*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”) . As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 1.
(^)	Class A shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 35

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	1/3/17(^) to
	(unaudited)	8/31/21*	8/31/20*	8/31/19*	8/31/18*	8/31/17*
Class C
Net asset value, beginning of period	$ 9.17	$ 8.73	$ 8.94	$ 8.79	$ 9.01	$ 8.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.18	$ 0.39	$ 0.41	$ 0.38	$ 0.35	$ 0.21
Net realized and unrealized gain (loss) on investments	(0.42)	0.44	(0.21)	0.15	(0.19)	0.18
Net increase (decrease) from investment operations	$ (0.24)	$ 0.83	$ 0.20	$ 0.53	$ 0.16	$ 0.39
Distributions to shareowners:
Net investment income	$ (0.15)	$ (0.24)	$(0.41)	$ (0.38)	$ (0.34)	$ (0.20)
Net realized gain	—	—	—	—	(0.04)	—
Tax return of capital	—	(0.15)	—	—	—	—
Total distributions	$ (0.15)	$ (0.39)	$(0.41)	$ (0.38)	$ (0.38)	$ (0.20)
Net increase (decrease) in net asset value	$ (0.39)	$ 0.44	$(0.21)	$ 0.15	$ (0.22)	$ 0.19
Net asset value, end of period	$ 8.78	$ 9.17	$ 8.73	$ 8.94	$ 8.79	$ 9.01
Total return (b)	(2.67)%(c)	9.64%	2.30%	6.34%	1.84%	4.44%(c)
Ratio of net expenses to average net assets	1.65%(d)	1.65%	1.50%	1.75%	1.75%	1.75%(d)
Ratio of net investment income (loss) to average net assets	4.09%(d)	4.35%	4.67%	4.35%	3.94%	3.67%(d)
Portfolio turnover rate	22%(c)	83%	92%	60%	114%	113%(c)
Net assets, end of period (in thousands)	$5,231	$6,940	$ 853	$ 4,089	$3,983	$4,032
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.01%(d)	2.14%	2.58%	2.87%	2.65%	4.63%(d)
Net investment income (loss) to average net assets	3.73%(d)	3.86%	3.59%	3.23%	3.04%	0.79%(d)

*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”) . As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 1.
(^)	Class C shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

	Six Months
	Ended	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	1/3/17(^) to
	(unaudited)	8/31/21*	8/31/20*	8/31/19*	8/31/18*	8/31/17*
Class Y
Net asset value, beginning of period	$ 9.27	$ 8.82	$ 9.11	$ 8.95	$ 9.17	$ 8.98
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.23	$ 0.49	$ 0.48	$ 0.48	$ 0.45	$ 0.28
Net realized and unrealized gain (loss) on investments	(0.42)	0.45	(0.27)	0.16	(0.20)	0.17
Net increase (decrease) from investment operations	$ (0.19)	$ 0.94	$ 0.21	$ 0.64	$ 0.25	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.33)	$ (0.50)	$ (0.48)	$ (0.43)	$ (0.26)
Net realized gain	—	—	—	—	(0.04)	—
Tax return of capital	—	(0.16)	—	—	—	—
Total distributions	$ (0.20)	$ (0.49)	$ (0.50)	$ (0.48)	$ (0.47)	$ (0.26)
Net increase (decrease) in net asset value	$ (0.39)	$ 0.45	$ (0.29)	$ 0.16	$ (0.22)	$ 0.19
Net asset value, end of period	$ 8.88	$ 9.27	$ 8.82	$ 9.11	$ 8.95	$ 9.17
Total return (b)	(2.11)%(c)	10.80%	2.53%	7.41%	2.86%	5.14%(c)
Ratio of net expenses to average net assets	0.60%(d)	0.60%	0.63%	0.75%	0.75%	0.75%(d)
Ratio of net investment income (loss) to average net assets	5.16%(d)	5.40%	5.58%	5.35%	4.94%	4.67%(d)
Portfolio turnover rate	22%(c)	83%	92%	60%	114%	113%(c)
Net assets, end of period (in thousands)	$34,027	$40,111	$12,934	$ 8,163	$8,021	$8,081
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.06%(d)	1.12%	1.76%	1.87%	1.66%	3.63%(d)
Net investment income (loss) to average net assets	4.70%(d)	4.88%	4.45%	4.23%	4.03%	1.79%(d)

*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”) . As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 1.
(^)	Class Y shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 37

Notes to Financial Statements | 2/28/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Corporate High Yield Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective September 25, 2020, Pioneer Corporate High Yield Fund (the “Predecessor Fund”) reorganized with Pioneer Dynamic Credit Fund through a tax-free reorganization (the “Reorganization”). Pioneer Dynamic Credit Fund was the legal and tax survivor of the Reorganization. The Predecessor Fund was the accounting and performance survivor of the Reorganization and, as such, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. For financial reporting purposes, net assets of $97,124,435, including unrealized depreciation of securities of $1,009,354, were combined with the Predecessor Fund as part of the Reorganization. The financial highlights and shareholder activity, as reflected in the Statements of Changes in Net Assets and Financial Highlights, have been adjusted to reflect the exchange ratios used for the Reorganization of the Fund with the Predecessor Fund. As a result of the Reorganization, Pioneer Dynamic Credit Fund was renamed Pioneer Corporate High Yield Fund. For additional information about the Reorganization see Note 9. The investment objective of the Fund is to achieve a high level of current income and longterm capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 28, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

38 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 39

the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members.

40 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At February 28, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 41

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

42 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the short tax year ended August 31, 2021 and the year ended March 31, 2021 were as follows:

	4/1/21 to	4/1/20 to
	8/31/21	3/31/21
Distributions paid from:
Ordinary income	$ 302,426	$4,567,102
Long-term capital gain	—	—
	$ 302,426	$4,567,102
Return of Capital	1,150,162	226,417
Total	$1,452,588	$4,793,519

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2021:

2021
Distributable earnings/(losses):
Capital loss carryforward	$(63,591,643)
Current year dividend payable	(10,626)
Net unrealized appreciation	2,164,919
Total	$(61,437,350)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and the tax treatment of swaps.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $823 in underwriting commissions on the sale of Class A shares during the six months and reinsurance sidecars, ended February 28, 2022.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 43

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short- term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex- dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed- income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

44 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 45

sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to – or discontinuation of – LIBOR on the fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement

46 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges.

Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 47

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at February 28, 2022 are listed in the Schedule of Investments.

I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance- linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

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Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

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Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at February 28, 2022, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the six months ended February 28, 2022, was $(418,076). Open credit default swap contracts at February 28, 2022, are listed in the Schedule of Investment.

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2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended February 28, 2022, the effective management fee (excluding waivers and/or reimbursement) was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.

The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90%, 1.65% and 0.60% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,241 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the six months ended February 28, 2022, the Fund paid $4,263 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At February 28, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,404.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 51

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$1,727
Class C	535
Class Y	1,697
Total	$3,959

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $6,902 in distribution fees payable to the Distributor at February 28, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2022, CDSCs in the amount of $5,163 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the

52 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2022, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 53

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2022, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Swap contracts
at value	$ —	$234,543	$ —	$ —	$ —
Total Value	$ —	$234,543	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2022 was as follows:

Foreign
	Interest	Credit	Exchange	Equity	Commodity
Statement of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Swap contracts	$ —	$ (697,130)	$ —	$ —	$ —
Total Value	$ —	$ (697,130)	$ —	$ —	$ —
Net Change in
Unrealized Appreciation
(Depreciation) on
Swap contracts	$ —	$ 697,821	$ —	$ —	$ —
Total Value	$ —	$ 697,821	$ —	$ —	$ —

8. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund's Custodian and Sub-Administrator. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

9. Reorganization Information

On September 25, 2020 (“Reorganization Date”), the Predecessor Fund was reorganized with the Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Fund and the Predecessor Fund. The purpose of this transaction was to combine two funds (managed by the Adviser) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by a tax-free exchange of the assets and liabilities of the Predecessor Fund for shares of the Fund. Neither the Funds nor their shareowners realized gain (loss) as a direct result of the Reorganization. Shareowners holding Class A, C and Y shares of the Predecessor Fund received Class A, C and Y shares of the Fund, respectively, in the Reorganization.

54 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes. The Fund was the legal survivor of the Reorganization. The Predecessor Fund was the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Prior to the Reorganization, the Fund was named Pioneer Dynamic Credit Fund.

The following charts show the details of the Reorganization as of Reorganization Date:

	Fund (formerly,	Predecessor Fund	Fund (renamed
	Pioneer Dynamic	(Pioneer Corporate	Pioneer Corporate
	Credit Fund)	High Yield Fund)	High Yield Fund)
	(Pre-Reorganization)	(Pre-Reorganization)	(Post-Reorganization)
Net Assets
Class A	$18,835,176	$ 8,589,931	$ 27,425,107
Class C	11,054,272	836,239	11,890,511
Class Y	67,234,987	12,684,049	79,919,036
Total Net Assets	$97,124,435	$22,110,219	$119,234,654
Shares Outstanding
Class A	2,188,422	997,664*	3,186,086
Class C	1,291,533	97,692*	1,389,225
Class Y	7,770,271	1,466,357*	9,236,628
	Pre-conversion	Exchange	Post-conversion
	Shares	Ratios*	Shares*
Class A	890,984	1.1197	997,664
Class C	890,984	1.1337	97,692
Class Y	1,316,312	1.1140	1,466,357
		Exchange	Shares Issued in
		Ratio	Reorganization**
Class A		1.0000	2,188,422
Class C		1.0000	1,291,533
Class Y		1.0000	7,770,271

*	Share amounts have been adjusted to reflect the exchange ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund.
**	Reflects shares issued by the Predecessor Fund, the accounting survivor with an aggregate value of $97,124,435, as shown on the Statements of Changes in Net Assets.
	Unrealized
	Appreciation/	Accumulated
	(Depreciation)	Gain/(Loss) on
	on Reorganization Date	Reorganization Date
	September 25, 2020	September 25, 2020
Fund	$ (1,009,354)	$(67,104,414)
Predecessor Fund	(337,123)	(1,181,865)

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 55

Assuming the Reorganization had been completed on September 1, 2020, the beginning of the Fund’s current fiscal year, the pro forma results of operations for the year ended August 31, 2021, are as follows:

Net Investment Income (Loss)	$4,429,183
Net Realized and Unrealized Gains	3,567,729
Net increase in net assets resulting from operations	$7,996,912

Because the combined investment portfolio has been managed as a single integrated portfolio since the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Pioneer Corporate High Yield Fund that have been included in the Fund’s Statement of Operations since the Reorganization Date.

56 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Corporate High Yield Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 57

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group

58 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 59

the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

60 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/22 61

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.

60 State Street

Boston, MA 02109

www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,

60 State Street, Boston, MA 02109

Underwriter of Pioneer Mutual Funds, Member SIPC

© 2022 Amundi Asset Management US, Inc. 30144-05-0422

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

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(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 5, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date May 5, 2022

* Print the name and title of each signing officer under his or her signature.